Semiannual Report March 31, 1998

                                  OPPENHEIMER

                                   Discovery
                                      Fund


                            [Mezzotint of telescope]

                               [Oppenheimer Logo]
                              OppenheimerFunds(sm)
                            THE RIGHT WAY TO INVEST

Contents

3  President's Letter

4  Fund Performance

6  An Interview
   with the Fund's
   Manager

10 Statement of
   Investments

18 Statement of
   Assets and
   Liabilities

20 Statement of
   Operations

21 Statements of
   Changes in
   Net Assets

22 Financial Highlights

25 Notes to Financial
   Statements

31 Officers and
   Trustees

32 Information and
   Services



Report highlights
--------------------------------------------------------------------------------

[bullet] Small company stocks, in particular, recovered as concerns subsided. Indeed, the past few months have been described as a "sigh of relief" rally, and the Fund has benefited, particularly since mid-January.

[bullet] Telecommunications and
computer software were the top
performing sectors, while oil-
related stocks lagged.

[bullet] Other top performers were in
fields such as healthcare,
entertainment and technology
consulting.


Cumulative Total Returns

For the 6-Month Period
Ended 3/31/98

Class A
Without         With
Sales Chg.(1)   Sales Chg.(2)

5.60%           (0.47)%

Class B

Without         With
Sales Chg.(1)   Sales Chg.(2)

5.21%           0.21%

Class C

Without         With
Sales Chg.(1)   Sales Chg.(2)

5.24%           4.24%

Class Y
Without         With
Sales Chg.(1)   Sales Chg.(2)

5.82%           5.82%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

2. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class Y shares are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

                          2 Oppenheimer Discovery Fund

 Dear shareholder,
--------------------------------------------------------------------------------


[BRIDGET A. MACASKILL PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Discovery Fund


These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

     What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch further and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

     Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.

     At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

     In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

     Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


[Bridget A. Macaskill signature]

Bridget A. Macaskill
April 21, 1998

                          3 Oppenheimer Discovery Fund

Avg Annual Total Returns
For the Periods Ended 3/31/98(1)

Class A

1 year      5 year      10 year
32.91%      14.20%      16.96%

Class B
                        Since
1 year      5 year      Inception
34.93%      N/A         15.95%

Class C
                        Since
1 year      5 year      Inception
39.05%      N/A         16.35%

Class Y
                        Since
1 year      5 year      Inception
41.53%      N/A         19.27%

Cumulative Total Return
For the Period Ended 3/31/98(1)

Class A

5 year

94.27%      $19,427(3)



Performance update
--------------------------------------------------------------------------------

Last fall, the Asian economic crisis put stock markets under pressure, and investors tended to prefer large blue-chip stocks. Still, the Fund, which invests in small companies, produced a solid return. For the six-month period ended March 31, 1998, the Fund's Class A shares produced a cumulative total return, without sales charges, of 5.60%.(2)



Growth of $10,000
Over five years(3)
(without sales charges)

[GRAPHIC OF MOUNTAIN CHART]

MOUNTAIN CHART PLOT POINTS

Oppenheimer Discovery Fund         Russell 2000 Index
Class A Shares

3/31/93  10000                         10000
         10461.2                       10218.3
         11871.5                       11111.7
         12047.1                       11403.3
         11097.6                       11100.7
         10001.6                       10668.3
         10932.8                       11408.9
         10700.2                       11195.5
         11338.3                       11711.7
         12133.6                       12809.5
         13996.6                       14074.6
         14636.7                       14379.6
         15583.4                       15113.2
         17455.7                       15869.3
         17881.9                       15923
         16801.9                       16751.4
         14616.7                       15885.2
         17322.7                       18460.3
         19519.2                       21207.8
         18542.2                       20497.5
3/31/98  20611.8                       22559.3


1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 9/11/86. The Fund's maximum sales charge for Class A shares was lower prior to 4/1/91, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 4/1/94). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have been available since 10/2/95. Class Y shares were first publicly offered on 6/1/94 and are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

                          4 Oppenheimer Discovery Fund

[PIE CHART]
Sector Weightings(4)

[bullet] Technology      25.0%
[bullet] Industrial      21.9
[bullet] Consumer
         Non-Cyclical    19.8
[bullet] Consumer
         Cyclical        18.2
[bullet] Energy           5.7
[bullet] Utilities        4.4
[bullet] Financial        3.7
[bullet] Basic Materials  1.3


Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Discovery Fund is for investors aggressively seeking high long-term growth from small-company stocks.


What We Look For
[bullet] Earnings growth rates we believe are sustainable.
[bullet] Rapidly accelerated earnings.
[bullet] Innovative products or services.
[bullet] Self-financed expansion and/or expansion into new markets.

Top 10 Stock Holdings(4)

 ................................................................................
Saville Systems Ireland plc,  2.2%   JDA Software Group, Inc.               1.3%
Sponsored ADR
 ................................................................................
Visio Corp.                   1.9    CIBER, Inc.                            1.3
 ................................................................................
Pittway Corp., Cl. A          1.8    MSC Industrial Direct Co., Inc.,       1.3
                                     Cl. A
 ................................................................................
Cinar Films, Inc., Cl. B      1.5    Total Renal Care Holdings, Inc.        1.2
 ................................................................................
CORT Business Services Corp.  1.4    Pier 1 Imports, Inc.                   1.2
 ................................................................................


2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

3. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1998. The Russell 2000 Index is a capitalization-weighted index of 2000 U.S. issuers with market values ranging from $25 million to $1 billion, and cannot be purchased directly by investors.

4. Portfolio is subject to change. Percentages are as of March 31, 1998, and are based on total market value of common stock holdings.


                          5 Oppenheimer Discovery Fund

"The past few months have been described as the 'sigh of relief' rally."



An interview with your Fund's manager
--------------------------------------------------------------------------------

How did the Fund perform during the period?

Oppenheimer Discovery Fund, which invests in small, growing companies, generated a return in line with its small-cap benchmark index, the Russell 2000.(1) For the six-month period ended March 31, 1998, the Fund's Class A shares produced a cumulative total return, without sales charges, of 5.60%, as compared with 5.77% for the Russell 2000.(2)

Why haven't small companies kept up with the Dow Jones Industrial Average?

During the last quarter of 1997, investors became concerned about the impact of Asia's economic crisis on the U.S. economy and on domestic corporate profits. As a result, stock prices generally were under pressure, and a preference for large, liquid, blue-chip stocks caused small-cap stocks to underperform.

        By early 1998, the broad stock market rebounded as fourth-quarter corporate profits came out largely unaffected by Asia's problems. Small company stocks, in particular, recovered as concerns subsided. Indeed, the past few months have been described as a "sigh of relief" rally, and the Fund has benefited, particularly since mid-January.

What sectors of the Fund have performed the best during the past six months?

Although our strategy is to select stocks on a "bottom up" basis, rather than choosing sectors from the "top down," several industries stood out. Clearly, the best performing sector was telecommunications, including domestic and international long-distance companies,

1. The Russell 2000 is an unmanaged index of small capitalization stocks, and cannot be purchased directly by investors.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

                          6 Oppenheimer Discovery Fund

[PHOTOGRAPH]
Portfolio Management
Team (l to r)
Bonnie Sherman
Alan Gilston
Jay Tracey (Portfolio Manager)
Susan Switzer


            as well as local service providers. Worldwide government deregulation has continued to create new business opportunities. In addition, continued merger and acquisition activity in the industry has established higher valuations for the stocks.

     Computer software and services companies also contributed to the Fund's performance. Those companies that can help solve the Year 2000 problem are doing very well, because there is a shortage of qualified technical personnel in this area. Also in demand are consulting firms that help their clients convert from antiquated mainframe computers to modern systems. The portfolio is under-emphasizing what we call "hardcore high-tech" companies, such as printed circuit board manufacturers and semiconductor companies, because they have more customers in Asia and are more vulnerable than software companies to lost business there.

     Healthcare is another area of innovation. One company in our portfolio has developed an early detection device for breast cancer. Although it doesn't absolutely confirm the diagnosis, the product provides an early warning to the doctor by using a low-cost, non-invasive screening device. Another healthcare company in the portfolio manages assisted living retirement communities, an under-served but rapidly growing segment of the "aging of America" market. Assisted living communities offer desirable housing that is not as medically intensive as a nursing home, but where healthcare resources are nearby.


                          7 Oppenheimer Discovery Fund

"With earnings
 growth becoming
 harder to find..."


An interview with your Fund's manager
--------------------------------------------------------------------------------

What individual stocks performed particularly well?

One of the largest positions in the Fund, and one of its best performers, is Saville Systems Ireland plc, a billing software company that sells its products to telecommunications and cable-TV companies. It has executed its business plan flawlessly and is growing very rapidly. As most consumers are aware, telephone bills aren't just from a local or long-distance provider anymore. Instead, they often include several vendors and generating a combined bill is no small task.

     Another successful position in the Fund is Cinar Films, Inc., a Canadian-based producer of children's programming with customers throughout the U.S. and Europe. With the proliferation of cable stations and other avenues of distribution, the worldwide demand for programming has surged. Cinar Films has done an excellent job of building a program library and producing new shows in a profitable manner. The company recently diversified into the educational market, where there are synergies with their entertainment programs. Indeed, children are delighted to go to school and recognize TV characters such as Paddington Bear on their classroom's bulletin board.

What has been a weak area for the Fund?

Although we're still bullish long-term on the group, energy services companies have done poorly during this period, primarily due to falling oil prices. Unlike the 1970s, when the world was dependent upon the Middle East for oil, there are many more sources of supply today in such places as Latin America. However, we're more positive on the energy companies in our portfolio that have significant natural gas interests, because natural gas prices have remained relatively firm.

                          8 Oppenheimer Discovery Fund

"...investors are
beginning to
gravitate back
to the high
earnings-growth-
potential
investments that
Discovery Fund
owns."


Let's look forward to the rest of 1998. What's your outlook for the Fund?

Our outlook is positive for 1998. We are encouraged that the Fund's growth style of investing--which emphasizes companies with faster-than-average profit growth--is generally doing better this year. Value styles, which emphasize stocks that sell at a discount to the market, had outperformed from mid-1996 through the end of 1997. With earnings growth becoming harder to find, investors are beginning to gravitate back to the high earnings-growth-potential investments that Oppenheimer Discovery Fund owns.

     In addition, small company stocks have been underperforming since the end of 1993 primarily because large company earnings growth has been very good. Investors did not need to go to small companies to get very good earnings growth over the last three to four years. We think that's changing, and that investors will need to look at smaller companies for growth. As a result, we believe that the outlook for small company investing is brighter now than it has been for several years.

                          9 Oppenheimer Discovery Fund

Statement of Investments March 31, 1998 (Unaudited)

                                                           Market Value
                                               Shares      See Note 1
                                            =========== ================
--------------------------------------------------------------------------------
Common Stocks--89.4%
--------------------------------------------------------------------------------
Basic Materials--1.1%
--------------------------------------------------------------------------------
Chemicals--0.9%
AMCOL International Corp.                     210,000      $ 3,176,250
--------------------------------------------------------------------------------
International Specialty Products, Inc.(1)     380,000        6,673,750
--------------------------------------------------------------------------------
Minerals Technologies, Inc.                   133,000        6,699,875
                                                           -----------
                                                            16,549,875
--------------------------------------------------------------------------------
Paper--0.2%
Chesapeake Corp.                              100,000        3,450,000
--------------------------------------------------------------------------------
Consumer Cyclicals--16.3%
--------------------------------------------------------------------------------
Autos & Housing--1.5%
Fairfield Communities, Inc.(1)                700,000       15,443,750
--------------------------------------------------------------------------------
Wilmar Industries, Inc.(1)                    435,000       10,820,625
                                                           -----------
                                                            26,264,375
--------------------------------------------------------------------------------
Leisure & Entertainment--5.5%
Action Performance Cos., Inc.(1)              300,000       10,556,250
--------------------------------------------------------------------------------
Brinker International, Inc.(1)                265,000        5,796,875
--------------------------------------------------------------------------------
Cinar Films, Inc., Cl. B(1)                   555,000       23,656,875
--------------------------------------------------------------------------------
CKE Restaurants, Inc.                         250,000        9,187,500
--------------------------------------------------------------------------------
Coach USA, Inc.(1)                            300,000       13,050,000
--------------------------------------------------------------------------------
Cracker Barrel Old Country Store, Inc.        130,000        5,200,000
--------------------------------------------------------------------------------
Darden Restaurants, Inc.                      380,000        5,913,750
--------------------------------------------------------------------------------
Extended Stay America, Inc.(1)                200,000        2,937,500
--------------------------------------------------------------------------------
Landry's Seafood Restaurants, Inc.(1)         245,000        7,533,750
--------------------------------------------------------------------------------
Lone Star Steakhouse & Saloon, Inc.(1)        135,000        3,062,812
--------------------------------------------------------------------------------
Luby's Cafeterias, Inc.                       230,000        4,370,000
--------------------------------------------------------------------------------
Signature Resorts, Inc.(1)                    330,000        6,517,500
--------------------------------------------------------------------------------
Sodak Gaming, Inc.(1)                         200,000        1,412,500
                                                           -----------
                                                            99,195,312
--------------------------------------------------------------------------------
Media--2.7%
Applied Graphics Technologies, Inc.(1)        300,000       14,437,500
--------------------------------------------------------------------------------
Heftel Broadcasting Corp., A Shares(1)        400,000       17,900,000
--------------------------------------------------------------------------------
Hollinger International, Inc.                 200,000        3,325,000
--------------------------------------------------------------------------------
Petersen Cos., Inc., Cl. A(1)                 300,000        7,500,000
--------------------------------------------------------------------------------
Scholastic Corp.(1)                            25,000        1,056,250
--------------------------------------------------------------------------------
Scientific Games Holdings Corp.(1)            200,000        4,187,500
                                                           -----------
                                                            48,406,250

                         10 Oppenheimer Discovery Fund

                                                                Market Value
                                                    Shares      See Note 1
--------------------------------------------------------------------------------
Retail: General--1.0%
North Face, Inc. (The)(1)                          210,000   $  5,092,500
--------------------------------------------------------------------------------
Russell Corp.                                      100,000      2,681,250
--------------------------------------------------------------------------------
Wolverine World Wide, Inc.                         374,751     10,586,716
                                                             ------------
                                                               18,360,466
--------------------------------------------------------------------------------
Retail: Specialty--5.6%
Big Dog Holdings, Inc.(1)                          500,000      3,312,500
--------------------------------------------------------------------------------
Central Garden & Pet Co.(1)                        330,000     12,890,625
--------------------------------------------------------------------------------
Heilig-Meyers Co.                                  410,000      5,765,625
--------------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                          342,500     18,816,094
--------------------------------------------------------------------------------
Marks Bros. Jewelers, Inc.(1)                      250,000      4,953,125
--------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc., Cl. A(1)          375,000     20,320,312
--------------------------------------------------------------------------------
Petco Animal Supplies, Inc.(1)                     760,000     14,820,000
--------------------------------------------------------------------------------
Pier 1 Imports, Inc.                               728,100     19,749,712
                                                             ------------
                                                              100,627,993
--------------------------------------------------------------------------------
Consumer Non-Cyclicals--17.7%
--------------------------------------------------------------------------------
Beverages--0.4%
Celestial Seasonings, Inc.(1)                      163,000      6,683,000
--------------------------------------------------------------------------------
Education--1.4%
Education Management Corp.(1)                      350,000     11,900,000
--------------------------------------------------------------------------------
Strayer Education, Inc.                            400,000     13,300,000
                                                             ------------
                                                               25,200,000
--------------------------------------------------------------------------------
Food--1.2%
Richfood Holdings, Inc.                            222,500      7,120,000
--------------------------------------------------------------------------------
U.S. Foodservice, Inc.(1)                          400,000     14,725,000
                                                             ------------
                                                               21,845,000
--------------------------------------------------------------------------------
Healthcare/Drugs--1.4%
Applied Analytical Industries, Inc.(1)             180,000      2,902,500
--------------------------------------------------------------------------------
Biocompatibles International plc(1)                498,044      1,430,353
--------------------------------------------------------------------------------
Human Genome Sciences, Inc.(1)                      70,000      2,786,875
--------------------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.(1)                    277,200     12,959,100
--------------------------------------------------------------------------------
Roberts Pharmaceutical Corp.(1)                    150,000      2,137,500
--------------------------------------------------------------------------------
Warner Chilcott Laboratories, Sponsored ADR(1)     230,000      2,501,250
                                                             ------------
                                                               24,717,578
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--13.3%
AmeriSource Health Corp., Cl. A(1)                 231,700     13,930,962
--------------------------------------------------------------------------------
Concentra Managed Care, Inc.(1)                    510,000     15,682,500
--------------------------------------------------------------------------------
Covance, Inc.(1)                                   500,000     12,281,250

                         11 Oppenheimer Discovery Fund

                                                        Market Value
                                            Shares       See Note 1
--------------------------------------------------------------------------------
Healthcare/Supplies & Services (continued)
EndoSonics Corp.(1)                         405,000   $  4,201,875
--------------------------------------------------------------------------------
ESC Medical Systems Ltd.(1)                 280,000      9,835,000
--------------------------------------------------------------------------------
Healthcare Recoveries, Inc.(1)              300,000      6,975,000
--------------------------------------------------------------------------------
Henry Schein, Inc.(1)                       200,000      8,300,000
--------------------------------------------------------------------------------
HumaScan, Inc.(1)(2)                        584,500      4,310,687
--------------------------------------------------------------------------------
Invacare Corp.                              305,000      7,930,000
--------------------------------------------------------------------------------
Lincare Holdings, Inc.(1)                   180,000     12,712,500
--------------------------------------------------------------------------------
OrthoLogic Corp.(1)                         165,000      1,155,000
--------------------------------------------------------------------------------
Parexel International Corp.(1)              477,800     14,931,250
--------------------------------------------------------------------------------
Pediatrix Medical Group, Inc.(1)            325,000     15,112,500
--------------------------------------------------------------------------------
PSS World Medical, Inc.(1)                  525,000     12,337,500
--------------------------------------------------------------------------------
Renal Care Group, Inc.(1)                   275,000     10,450,000
--------------------------------------------------------------------------------
Rural/Metro Corp.(1)                        268,200      8,817,075
--------------------------------------------------------------------------------
Sabratek Corp.(1)                           300,000     10,500,000
--------------------------------------------------------------------------------
Serologicals Corp.(1)                       643,300     18,173,225
--------------------------------------------------------------------------------
Superior Consultant Holdings Corp.(1)       200,000      7,175,000
--------------------------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)          600,008     19,987,766
--------------------------------------------------------------------------------
Ventana Medical Systems, Inc.(1)            425,000     11,315,625
--------------------------------------------------------------------------------
VWR Scientific Products Corp.(1)            350,000     12,775,000
                                                       -----------
                                                       238,889,715

--------------------------------------------------------------------------------
Energy--5.1%
--------------------------------------------------------------------------------
Energy Services & Producers--5.1%
Brown (Tom), Inc.(1)                        400,000      8,950,000
--------------------------------------------------------------------------------
Core Laboratories NV(1)                     400,000      9,750,000
--------------------------------------------------------------------------------
Cross Timbers Oil Co.                       727,500     14,640,937
--------------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.             141,800      6,434,175
--------------------------------------------------------------------------------
FX Energy, Inc.(1)                          500,000      4,875,000
--------------------------------------------------------------------------------
Marine Drilling Cos., Inc.(1)               140,000      3,027,500
--------------------------------------------------------------------------------
Newfield Exploration Co.(1)                 200,000      5,212,500
--------------------------------------------------------------------------------
R & B Falcon Corp.(1)                       320,000      9,480,000
--------------------------------------------------------------------------------
St. Mary Land & Exploration Co.             297,000     11,350,969
--------------------------------------------------------------------------------
Stolt Comex Seaway SA(1)                    526,200     13,253,662
--------------------------------------------------------------------------------
Western Gas Resources, Inc.                 260,000      4,940,000
                                                       -----------
                                                        91,914,743
--------------------------------------------------------------------------------
Financial--3.3%
--------------------------------------------------------------------------------
Banks--0.6%
Ocwen Financial Corp.(1)                    400,000     11,100,000

                         12 Oppenheimer Discovery Fund

                                                              Market Value
                                                  Shares      See Note 1
--------------------------------------------------------------------------------
Diversified Financial--1.6%
First Alliance Corp.(1)                          500,000      $ 7,843,750
--------------------------------------------------------------------------------
Investors Financial Services Corp.               220,000       12,100,000
--------------------------------------------------------------------------------
Renters Choice, Inc.(1)                          385,000        9,432,500
                                                              -----------
                                                               29,376,250
--------------------------------------------------------------------------------
Insurance--1.1%
Executive Risk, Inc.                             229,800       16,373,250
--------------------------------------------------------------------------------
Penn-America Group, Inc.                         140,000        3,053,750
                                                              -----------
                                                               19,427,000
--------------------------------------------------------------------------------
Industrial--19.6%
--------------------------------------------------------------------------------
Electrical Equipment--0.2%
Vishay Intertechnology, Inc.                     180,000        4,230,000
--------------------------------------------------------------------------------
Industrial Materials--0.2%
Granite Construction, Inc.                       131,000        3,668,000
--------------------------------------------------------------------------------
Industrial Services--16.4%
Abacus Direct Corp.(1)                           250,000       13,062,500
--------------------------------------------------------------------------------
Acxiom Corp.(1)                                  400,000       10,250,000
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc., Cl. A(1)     361,700       12,003,919
--------------------------------------------------------------------------------
Alternative Resources Corp.(1)                   250,000        5,265,625
--------------------------------------------------------------------------------
American Disposal Services, Inc.(1)              250,000        9,437,500
--------------------------------------------------------------------------------
American Management Systems, Inc.(1)             200,000        5,500,000
--------------------------------------------------------------------------------
Barnett, Inc.(1)                                 300,000        6,450,000
--------------------------------------------------------------------------------
Calgon Carbon Corp.                              300,000        3,506,250
--------------------------------------------------------------------------------
Casella Waste Systems, Inc., Cl. A(1)            200,000        5,287,500
--------------------------------------------------------------------------------
Central Parking Corp.                            200,000        9,550,000
--------------------------------------------------------------------------------
CIBER, Inc.(1)                                   300,000       20,981,250
--------------------------------------------------------------------------------
CORT Business Services Corp.(1)                  458,000       21,755,000
--------------------------------------------------------------------------------
Culligan Water Technologies, Inc.(1)             110,000        6,551,875
--------------------------------------------------------------------------------
Cuno, Inc.(1)                                    175,000        3,850,000
--------------------------------------------------------------------------------
Daisytek International Corp.(1)                  570,000       13,893,750
--------------------------------------------------------------------------------
Eagle USA Airfreight, Inc.(1)                    500,000       13,500,000
--------------------------------------------------------------------------------
Group Maintenance America Corp.(1)               375,000        6,351,563
--------------------------------------------------------------------------------
Hub Group, Inc., Cl. A(1)                        202,500        5,657,344
--------------------------------------------------------------------------------
Maximus, Inc.(1)                                 200,000        5,987,500
--------------------------------------------------------------------------------
Metzler Group, Inc.(1)                           370,100       18,412,475
--------------------------------------------------------------------------------
NCO Group, Inc.(1)                               364,100        9,102,500
--------------------------------------------------------------------------------
Newpark Resources, Inc.(1)                       573,200       10,460,900
--------------------------------------------------------------------------------
Renaissance Worldwide, Inc.(1)                   600,000       16,462,500
--------------------------------------------------------------------------------
Rental Service Corp.(1)                          450,000       10,462,500
--------------------------------------------------------------------------------
Service Experts, Inc.(1)                         310,000        9,745,625

                         13 Oppenheimer Discovery Fund

                                                                  Market Value
                                                      Shares      See Note 1
--------------------------------------------------------------------------------
Industrial Services (continued)
StaffMark, Inc.(1)                                   117,500   $  4,817,500
--------------------------------------------------------------------------------
Stericycle, Inc.(1)                                  350,000      5,206,250
--------------------------------------------------------------------------------
Transaction Systems Architects, Inc., Cl. A(1)       215,000      8,358,125
--------------------------------------------------------------------------------
U.S. Rentals, Inc.(1)                                345,600      9,547,200
--------------------------------------------------------------------------------
Wackenhut Corrections Corp.(1)                       100,000      2,506,250
--------------------------------------------------------------------------------
West TeleServices Corp.(1)                           623,800     10,448,650
                                                               ------------
                                                                294,372,051
--------------------------------------------------------------------------------
Manufacturing--2.3%
Applied Power, Inc., Cl. A                           400,000     15,400,000
--------------------------------------------------------------------------------
Chicago Miniature Lamp, Inc.(1)                      474,000     18,426,750
--------------------------------------------------------------------------------
CompX International, Inc.(1)(2)                      300,000      7,012,500
                                                               ------------
                                                                 40,839,250
--------------------------------------------------------------------------------
Transportation--0.5%
Avondale Industries, Inc.(1)                         225,000      6,468,750
--------------------------------------------------------------------------------
Genesee & Wyoming, Inc., Cl. A(1)                    101,400      2,674,425
                                                               ------------
                                                                  9,143,175
--------------------------------------------------------------------------------
Technology--22.4%
--------------------------------------------------------------------------------
Aerospace/Defense--0.2%
REMEC, Inc.(1)                                       127,300      3,651,919
--------------------------------------------------------------------------------
Computer Hardware--1.5%
Auspex Systems, Inc.(1)                              335,000      2,931,250
--------------------------------------------------------------------------------
Network Appliance, Inc.(1)                           350,000     12,425,000
--------------------------------------------------------------------------------
Telxon Corp.                                         450,000     11,925,000
                                                               ------------
                                                                 27,281,250
--------------------------------------------------------------------------------
Computer Software/Services--13.6%
Aspen Technologies, Inc.(1)                          367,900     15,175,875
--------------------------------------------------------------------------------
Cambridge Technology Partners, Inc.(1)               250,000     12,390,625
--------------------------------------------------------------------------------
Check Point Software Technologies Ltd.(1)            100,000      4,568,750
--------------------------------------------------------------------------------
Documentum, Inc.(1)                                  300,000     16,237,500
--------------------------------------------------------------------------------
Dr. Solomon's Group plc, ADR(1)                      200,000      6,325,000
--------------------------------------------------------------------------------
Engineering Animation, Inc.(1)                       333,900     13,856,850
--------------------------------------------------------------------------------
Harbinger Corp.(1)                                   250,000      9,437,500
--------------------------------------------------------------------------------
HBO & Co.                                            160,000      9,660,000
--------------------------------------------------------------------------------
IMNET Systems, Inc.(1)                                60,000      1,350,000
--------------------------------------------------------------------------------
Inso Corp.(1)                                        100,000      1,775,000
--------------------------------------------------------------------------------
Integrated Measurement Systems, Inc.(1)(2)           585,000      7,020,000
--------------------------------------------------------------------------------
JDA Software Group, Inc.(1)                          400,000     21,250,000

                         14 Oppenheimer Discovery Fund

                                                                 Market Value
                                                     Shares      See Note 1
--------------------------------------------------------------------------------
Computer Software/Services (continued)
LodgeNet Entertainment Corp.(1)                     425,000   $  4,953,906
--------------------------------------------------------------------------------
National Instruments Corp.(1)                       553,500     18,888,188
--------------------------------------------------------------------------------
Network Associates, Inc.(1)                          80,427      5,328,289
--------------------------------------------------------------------------------
Progress Software Corp.(1)                          140,000      4,200,000
--------------------------------------------------------------------------------
Rational Software Corp.(1)                          425,000      5,525,000
--------------------------------------------------------------------------------
Saville Systems Ireland plc, Sponsored ADR(1)       700,000     35,875,000
--------------------------------------------------------------------------------
USCS International, Inc.(1)                         250,000      5,328,125
--------------------------------------------------------------------------------
USWeb Corp.(1)                                      250,000      5,531,250
--------------------------------------------------------------------------------
Visio Corp.(1)                                      700,000     30,100,000
--------------------------------------------------------------------------------
Zebra Technologies Corp., Cl. A(1)                  250,000      9,625,000
                                                              ------------
                                                               244,401,858
--------------------------------------------------------------------------------
Electronics--4.0%
ATMI, Inc.(1)                                       508,800     15,391,200
--------------------------------------------------------------------------------
Electro Scientific Industries, Inc.(1)              250,000      9,656,250
--------------------------------------------------------------------------------
Lernout & Hauspie Speech Products NV(1)             123,700     10,808,288
--------------------------------------------------------------------------------
Pittway Corp., Cl. A                                400,000     28,800,000
--------------------------------------------------------------------------------
Sawtek, Inc.(1)                                     179,600      4,557,350
--------------------------------------------------------------------------------
Trimble Navigation Ltd.(1)                          150,000      2,671,875
                                                              ------------
                                                                71,884,963
--------------------------------------------------------------------------------
Telecommunications-Technology--3.1%
Electric Lightwave, Inc.(1)                         300,000      6,000,000
--------------------------------------------------------------------------------
General Cable Corp.                                 350,000     15,881,250
--------------------------------------------------------------------------------
ICG Communications, Inc.(1)(4)                      272,500      9,643,094
--------------------------------------------------------------------------------
Intermedia Communications, Inc.(1)                  100,000      7,962,500
--------------------------------------------------------------------------------
Lightbridge, Inc.(1)                                384,600      6,946,838
--------------------------------------------------------------------------------
Pacific Gateway Exchange, Inc.(1)                   120,000      6,870,000
--------------------------------------------------------------------------------
Vanguard Cellular Systems, Inc.(1)                   75,000      1,364,063
                                                              ------------
                                                                54,667,745
--------------------------------------------------------------------------------
Utilities--3.9%
--------------------------------------------------------------------------------
Gas Utilities--0.3%
Cabot Oil & Gas Corp., Cl. A                        260,000      5,882,500
--------------------------------------------------------------------------------
Telephone Utilities--3.6%
ICG Communications, Inc.(1)                         230,000      8,567,500
--------------------------------------------------------------------------------
IXC Communications, Inc.(1)                         130,000      7,418,125
--------------------------------------------------------------------------------
Metrocall, Inc.(1)                                  525,000      3,675,000
--------------------------------------------------------------------------------
NEXTLINK Communications, Inc., Cl. A(1)             250,000      8,031,250
--------------------------------------------------------------------------------
RSL Communications Ltd., Cl. A(1)                   300,000      6,900,000
--------------------------------------------------------------------------------
Star Telecommunications, Inc.(1)                    175,000      9,734,375

                         15 Oppenheimer Discovery Fund

                                                                                Market Value
                                                                 Shares         See Note 1
---------------------------------------------------------------------------------------------------
Telephone Utilities (continued)
Tel-Save Holdings, Inc.(1)                                               266,000     $    6,051,500
---------------------------------------------------------------------------------------------------
Telegroup, Inc.(1)                                                       720,000         14,580,000
                                                                                     --------------
                                                                                         64,957,750
                                                                                     --------------
Total Common Stocks (Cost $1,097,925,565)                                             1,606,988,018
---------------------------------------------------------------------------------------------------
Preferred Stocks--0.8%
---------------------------------------------------------------------------------------------------
AirNet Communications Corp., Series C(1)(4)                              250,000            250,000
---------------------------------------------------------------------------------------------------
Candescent Technologies Corp., $2.50 Cv., Series D(1)(4)               1,200,000          7,380,000
---------------------------------------------------------------------------------------------------
Candescent Technologies Corp., Series E, Preferred Stock(1)(4)           800,000          5,768,000
---------------------------------------------------------------------------------------------------
Candescent Technologies Corp., Series F, Preferred Stock(1)(4)           200,000          1,500,000
                                                                                     --------------
Total Preferred Stocks (Cost $10,400,000)                                                14,898,000


                                                                   Face
                                                                  Amount
---------------------------------------------------------------------------------------------------
Convertible Corporate Bonds and Notes--0.5%
---------------------------------------------------------------------------------------------------
American Retirement Corp., 5.75% Cv. Sub. Debs., 10/1/02            $  2,280,000          2,508,000
---------------------------------------------------------------------------------------------------
Sunrise Assisted Living, Inc., 5.50% Cv. Nts., 6/15/02(5)              5,059,000          6,861,269
                                                                                      -------------
Total Convertible Corporate Bonds and Notes (Cost $7,437,600)                             9,369,269


                                                               Date    Strike    Contracts
---------------------------------------------------------------------------------------------------
Put Options Purchased--0.0%
---------------------------------------------------------------------------------------------------
Tel-Save Holdings, Inc. Put Opt.
(Cost $384,878)                                                4/98    $  25        1,500   375,000


                                                                  Face
                                                                  Amount
---------------------------------------------------------------------------------------------------
Short-Term Notes--2.8%
---------------------------------------------------------------------------------------------------
General Electric Capital Services, Inc., 5.55%, 4/8/98(6)
(Cost $49,946,042)                                                  $  50,000,000        49,946,042
---------------------------------------------------------------------------------------------------
Repurchase Agreements--7.0%
---------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 5.90%, dated 3/31/98, to be repurchased at $126,420,716 on 4/1/98, collateralized by U.S. Treasury
Bonds, 7.125%-10.625%, 8/15/15-2/15/23, with a value of $51,095,652, and U.S.
Treasury Nts., 5.75%-6.625%, 2/28/99-8/15/05, with a value of $77,875,434
(Cost $126,400,000)                                                   126,400,000       126,400,000
---------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,292,494,085)                           100.5%    1,807,976,328
---------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                        (0.5)       (9,273,833)
                                                                    -------------     -------------
Net Assets                                                                  100.0%   $1,798,702,495
                                                                    =============     =============


                         16 Oppenheimer Discovery Fund

--------------------------------------------------------------------------------

1. Non-income producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 1998. The aggregate fair value of securities of affiliated companies held by the Fund as of March 31, 1998 amounts to $18,343,187. Transactions during the period in which the issuer was an affiliate are as follows:



                                            Shares             Gross         Gross          Shares
                                            Sept. 30, 1997     Additions     Reductions     March 31, 1998
----------------------------------------------------------------------------------------------------------
CompX International, Inc.                             --         300,000             --         300,000
----------------------------------------------------------------------------------------------------------
EP Medsystems, Inc.                              400,000              --        400,000              --
----------------------------------------------------------------------------------------------------------
HumaScan, Inc.                                   584,500              --             --         584,500
----------------------------------------------------------------------------------------------------------
Integrated Measurement Systems, Inc.(3)          350,000         235,000             --         585,000
----------------------------------------------------------------------------------------------------------
IntelliQuest Information Group, Inc.             490,000              --        490,000              --
----------------------------------------------------------------------------------------------------------
Norland Medical Systems, Inc.                    480,000              --        480,000              --
----------------------------------------------------------------------------------------------------------
SPSS, Inc.                                       412,500              --        412,500              --
----------------------------------------------------------------------------------------------------------
Silver Diner, Inc.                               700,000              --        700,000              --

3. Not an affiliate as of September 30, 1997.
4. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,861,269 or 0.38% of the Fund's net assets as of March 31, 1998.
6. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

                         17 Oppenheimer Discovery Fund

Statement of Assets and Liabilities March 31, 1998 (Unaudited)


---------------------------------------------------------------------------------------
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $1,272,387,148)                             $1,789,633,142
Affiliated companies (cost $20,106,937)                                      18,343,187
---------------------------------------------------------------------------------------
Cash                                                                            301,043
---------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                            3,148,877
Investments sold                                                                810,958
Interest and dividends                                                          327,669
---------------------------------------------------------------------------------------
Other                                                                            53,498
                                                                         --------------
Total assets                                                              1,812,618,374

---------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased                                                         8,870,849
Shares of beneficial interest redeemed                                        3,037,444
Distribution and service plan fees                                            1,002,094
Transfer and shareholder servicing agent fees                                   424,084
Shareholder reports                                                             265,510
Trustees' fees--Note 1                                                          246,920
Other                                                                            68,978
                                                                         --------------
Total liabilities                                                            13,915,879

---------------------------------------------------------------------------------------
Net Assets                                                               $1,798,702,495
                                                                         ==============

---------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                          $1,194,617,220
---------------------------------------------------------------------------------------
Accumulated net investment loss                                              (5,777,122)
---------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                94,380,153
---------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets
and liabilities denominated in foreign currencies                           515,482,244
                                                                         --------------
Net assets                                                               $1,798,702,495
                                                                         ==============

                         18 Oppenheimer Discovery Fund

--------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $1,347,249,754 and 25,191,854 shares of beneficial interest outstanding)          $ 53.48
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                             $ 56.74

--------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $357,698,923
and 6,929,312 shares of beneficial interest outstanding)                             $ 51.62

--------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,496,933
and 849,543 shares of beneficial interest outstanding)                               $ 52.38

--------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $49,256,885 and 911,210 shares of beneficial interest outstanding)         $ 54.06

See accompanying Notes to Financial Statements.

                         19 Oppenheimer Discovery Fund

Statement of Operations For the Six Months Ended March 31, 1998 (Unaudited)


-------------------------------------------------------------------------------------
Investment Income
Interest                                                                  $ 5,534,610
-------------------------------------------------------------------------------------
Dividends                                                                     875,994
                                                                          -----------
Total income                                                                6,410,604

-------------------------------------------------------------------------------------
Expenses
Management fees--Note 4                                                     5,390,768
-------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                     1,535,318
Class B                                                                     1,592,977
Class C                                                                       203,692
-------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                     1,592,266
Class B                                                                       390,827
Class C                                                                        42,557
Class Y                                                                        21,133
-------------------------------------------------------------------------------------
Shareholder reports                                                           265,510
-------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                            69,410
-------------------------------------------------------------------------------------
Custodian fees and expenses                                                    65,734
-------------------------------------------------------------------------------------
Legal and auditing fees                                                        40,472
-------------------------------------------------------------------------------------
Insurance expenses                                                             10,014
-------------------------------------------------------------------------------------
Other                                                                          27,569
                                                                          -----------
Total expenses                                                             11,248,247
-------------------------------------------------------------------------------------
Net Investment Loss                                                        (4,837,643)
-------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated companies                                                    108,446,065
Affiliated companies                                                      (10,313,415)
                                                                          -----------
Net realized gain                                                          98,132,650

-------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                  (274,965)
Translation of assets and liabilities denominated in foreign currencies       129,006
                                                                          -----------
Net change                                                                   (145,959)
                                                                          -----------
Net realized and unrealized gain                                           97,986,691
-------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                      $93,149,048
                                                                          ===========

See accompanying Notes to Financial Statements.

                         20 Oppenheimer Discovery Fund

Statements of Changes in Net Assets



                                                              Six Months Ended    Year Ended
                                                              March 31, 1998      September 30,
                                                              (Unaudited)         1997
-------------------------------------------------------------------------------------------------
Operations
Net investment loss                                            $   (4,837,643)     $   (4,321,612)
-------------------------------------------------------------------------------------------------
Net realized gain                                                  98,132,650          35,559,232
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                (145,959)        125,204,282
                                                               --------------      --------------
Net increase in net assets resulting from operations               93,149,048         156,441,902

-------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders
Distributions from net realized gain:
Class A                                                           (24,482,083)        (80,609,827)
Class B                                                            (6,342,658)        (15,203,908)
Class C                                                              (799,600)         (1,451,890)
Class Y                                                              (833,135)         (2,352,509)

-------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                           (28,671,844)        135,425,471
Class B                                                            23,098,583         112,330,605
Class C                                                             1,430,043          20,931,283
Class Y                                                             2,414,976          11,373,727

-------------------------------------------------------------------------------------------------
Net Assets
Total increase                                                     58,963,330         336,884,854
-------------------------------------------------------------------------------------------------
Beginning of period                                             1,739,739,165       1,402,854,311
                                                               --------------      --------------
End of period (including accumulated net investment losses
of $5,777,122 and $939,479, respectively)                      $1,798,702,495      $1,739,739,165
                                                               ==============      ==============

See accompanying Notes to Financial Statements.

                         21 Oppenheimer Discovery Fund

 Financial Highlights




                                                                             Class A
                                          -----------------------------------------------------------------------------
                                          Six Months
                                          Ended
                                          March 31,
                                          1998                                Year Ended September 30,
                                          (Unaudited)        1997            1996            1995         1994
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period      $    51.72         $    51.19      $    43.65        $  35.81      $  39.90
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                    (.11)              (.08)           (.13)            --           (.11)
Net realized and unrealized gain (loss)         2.84               4.12           11.26            9.46         (2.98)
                                          ----------         ----------      ----------        --------      ----------
Total income (loss) from investment
operations                                      2.73               4.04           11.13            9.46         (3.09)
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net
realized gain                                   (.97)             (3.51)          (3.59)          (1.62)        (1.00)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $    53.48         $    51.72         $ 51.19        $  43.65      $  35.81
                                          ==========         ==========      ==========        ========      ==========
-----------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)             5.60%              9.16%          27.76%          28.03%        (7.91)%
-----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                            $1,347,250         $1,330,172      $1,160,087        $798,065      $613,740
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $1,263,398         $1,119,302      $  937,563        $650,903      $588,642
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                   (0.43)%(5)         (0.17)%         (0.32)%          0.00%        (0.34)%
Expenses                                        1.20%(5)           1.22%           1.22%           1.33%         1.32%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                      30.8%              68.7%           79.7%          105.9%         83.3%
Average brokerage commission rate(7)      $   0.0600         $   0.0600       $  0.0577              --            --

1. For the period from June 1, 1994 (inception of offering) to September 30,
1994.
2. For the period from October 2, 1995 (inception of offering) to September 30, 1996.
3. For the period from April 1, 1994 (inception of offering) to September 30, 1994.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized.

                         22 Oppenheimer Discovery Fund


                                                       Class B
                ------------------------------------------------------------------------------
                Six Months
                Ended
                March 31,
                1998                                    Year Ended September 30,
1993            (Unaudited)        1997            1996            1995            1994(3)
----------------------------------------------------------------------------------------------
   $ 27.62            $ 50.15       $  50.10        $  43.11          $ 35.65        $ 35.65
----------------------------------------------------------------------------------------------

      (.13)              (.23)          (.23)           (.23)            (.21)           .03
     12.41               2.67           3.79           10.81             9.29           (.03)
   -------            -------       --------        --------          -------        -------

     12.28               2.44           3.56           10.58             9.08             --
----------------------------------------------------------------------------------------------
        --               (.97)         (3.51)          (3.59)           (1.62)            --
----------------------------------------------------------------------------------------------
   $ 39.90           $  51.62       $  50.15        $  50.10          $ 43.11        $ 35.65
   =======           ========       ========        ========          =======        =======
----------------------------------------------------------------------------------------------
     44.46%              5.21%          8.33%          26.77%           27.04%         (1.93)%
----------------------------------------------------------------------------------------------
  $587,057           $357,699       $322,736        $193,637          $75,062        $26,491
----------------------------------------------------------------------------------------------
  $451,016           $319,665       $233,172        $119,895          $43,301        $12,435
----------------------------------------------------------------------------------------------
     (0.54)%            (1.18)%(5)     (0.93)%         (1.06)%          (0.78)%        (1.06)%(5)
      1.27%              1.95%(5)       1.97%           1.99%            2.11%          2.36%(5)
----------------------------------------------------------------------------------------------
      85.2%              30.8%          68.7%           79.7%           105.9%             83.3%
        --          $  0.0600       $ 0.0600        $ 0.0577               --                --




                     Class C
----------------------------------------------
Six Months
Ended
March 31,                    Year Ended
1998                        September 30,
(Unaudited)        1997         1996(2)
----------------------------------------------
     $  50.86       $ 50.73          $  43.20
----------------------------------------------

         (.24)         (.26)             (.21)
         2.73          3.90             11.33
     --------       -------          --------

         2.49          3.64             11.12
----------------------------------------------
         (.97)        (3.51)            (3.59)
----------------------------------------------
     $  52.38       $ 50.86          $  50.73
     ========       =======          ========
----------------------------------------------
         5.24%         8.39%            27.96%
----------------------------------------------
     $ 44,497       $41,720          $ 17,512
----------------------------------------------
     $ 40,861       $26,361          $  7,109
----------------------------------------------
        (1.14)%(5)    (0.92)%           (1.00)%(5)
         1.91%(5)      1.94%             2.03%(5)
----------------------------------------------
         30.8%         68.7%             79.7%
     $ 0.0600       $0.0600          $ 0.0577

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1998 were $495,356,218 and $462,381,609, respectively.
7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.


                         23 Oppenheimer Discovery Fund


                                                                               Class Y
                                          ---------------------------------------------------------------------------------
                                          Six Months
                                          Ended
                                          March 31,
                                          1998                                  Year Ended September 30,
                                          (Unaudited)        1997            1996            1995        1994(1)
---------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period           $   52.17      $   51.44      $  43.74        $35.81          $ 34.89
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                        (.01)           .02          (.02)         (.10)             .11
Net realized and unrealized gain (loss)             2.87           4.22         11.31          9.65              .81
                                               ---------      ---------      --------        ------          -------
Total income (loss) from investment
operations                                          2.86           4.24         11.29          9.55              .92
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net
realized gain                                       (.97)         (3.51)        (3.59)        (1.62)              --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 54.06      $   52.17      $  51.44        $43.74          $ 35.81
                                               =========      =========      ========        ======          =======
---------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)                 5.82%          9.50%        28.09%        28.28%            3.20%
---------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                 $  49,257      $  45,112      $ 31,619        $9,394           $  194
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $  43,833      $  34,811      $ 18,563        $3,190           $   39
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                       (0.03)%(5)      0.15%        (0.04)%        0.03%           (0.13)%(5)
Expenses                                            0.80 %(5)      0.89%         0.99%         1.26%            1.41%(5)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                          30.8%          68.7%         79.7%        105.9%            83.3%
Average brokerage commission rate(7)           $  0.0600      $  0.0600       $0.0577            --               --

1. For the period from June 1, 1994 (inception of offering) to September 30,
1994.
2. For the period from October 2, 1995 (inception of offering) to September 30, 1996.
3. For the period from April 1, 1994 (inception of offering) to September 30, 1994.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1998 were $495,356,218 and $462,381,609, respectively.
7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

                         24 Oppenheimer Discovery Fund

Notes to Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1. Significant Accounting Policies

Oppenheimer Discovery Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation; current income is not an objective. In seeking its objective, the Fund emphasizes investments in securities of "growth-type" companies, including common stocks, preferred stocks, convertible securities, rights, warrants and options. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                         25 Oppenheimer Discovery Fund

--------------------------------------------------------------------------------

1. Significant Accounting Policies (continued)
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 1998, a provision of $29,014 was made for the Fund's projected benefit obligations, and payments of $11,314 were made to retired trustees, resulting in an accumulated liability of $229,567 at March 31, 1998.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.


                         26 Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            Six Months Ended March 31, 1998     Year Ended September 30, 1997
                           --------------------------------- ----------------------------------
                                 Shares      Amount             Shares          Amount
                           --------------- ----------------- ---------------- -----------------
Class A:
Sold                           7,227,928   $354,762,559          11,525,612   $516,255,667
Distributions reinvested         526,349     23,985,678           1,804,573     78,737,385
Redeemed                      (8,280,011)  (407,420,081)        (10,273,804)  (459,567,581)
                              ----------   ------------         -----------   ------------
Net increase (decrease)         (525,734)  $(28,671,844)          3,056,381   $135,425,471
                              ==========   ============         ===========   ============
------------------------------------------------------------------------------------------
Class B:
Sold                           1,395,979   $ 66,413,698           4,023,759   $175,948,220
Distributions reinvested         140,306      6,184,707             348,742     14,842,538
Redeemed                      (1,042,795)   (49,499,822)         (1,801,954)   (78,460,153)
                              ----------   ------------         -----------   ------------
Net increase                     493,490   $ 23,098,583           2,570,547   $112,330,605
                              ==========   ============         ===========   ============
------------------------------------------------------------------------------------------
Class C:
Sold                             477,852   $ 23,168,175           1,235,025   $ 54,325,325
Distributions reinvested          17,282        773,025              33,285      1,434,706
Redeemed                        (465,967)   (22,511,157)           (793,137)   (34,828,748)
                              ----------   ------------         -----------   ------------
Net increase                      29,167   $  1,430,043             475,173   $ 20,931,283
                              ==========   ============         ===========   ============
------------------------------------------------------------------------------------------
Class Y:
Sold                             254,073   $ 12,718,711             646,438   $ 29,225,305
Distributions reinvested          18,108        833,135              53,588      2,352,509
Redeemed                        (225,732)   (11,136,870)           (449,978)   (20,204,087)
                              ----------   ------------         -----------   ------------
Net increase                      46,449   $  2,414,976             250,048   $ 11,373,727
                              ==========   ============         ===========   ============



                         27 Oppenheimer Discovery Fund

--------------------------------------------------------------------------------

3. Unrealized Gains and Losses on Investments
At March 31, 1998, net unrealized appreciation on investments of $515,482,244 was composed of gross appreciation of $542,328,406, and gross depreciation of $26,846,162.

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets in excess of $1.5 billion.
              For the six months ended March 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,691,566, of which $545,805 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,485,094 and $72,750, respectively, of which $190,885 and $2,868, respectively, was paid to an affiliated broker/dealer. During the six months ended March 31, 1998, OFDI received contingent deferred sales charges of $339,359 and $6,573, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.
              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1998, OFDI paid $124,437 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                         28 Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares for its services in distributing Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the six months ended March 31, 1998, OFDI paid $22,387 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $1,337,508 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of March 31, 1998, OFDI had incurred excess distribution and servicing costs of $8,165,363 for Class B.
              The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares for its services in distributing Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1998, OFDI paid $2,701 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $124,888 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares it incurred before the Plan was terminated. As of March 31, 1998, OFDI had incurred excess distribution and servicing costs of $385,393 for Class C.


                         29 Oppenheimer Discovery Fund

--------------------------------------------------------------------------------

5. Illiquid and Restricted Securities
At March 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at March 31, 1998 was $24,541,094, which represents 1.36% of the Fund's net assets, of which $17,161,094 is considered restricted. Information concerning restricted securities is as follows:



                                                                         Valuation
                                                       Cost              Per Unit as of
Security                          Acquisition Date     Per Unit          March 31, 1998
-------------------------------   ------------------   ---------------   ---------------
AirNet Communications Corp.,
Series C                          7/6/95                       $6.00              $ 1.00
-------------------------------   ------------------   ---------------   ---------------
Candescent Technologies Corp.,
Series E, Preferred Stock         4/24/96                       5.50                7.21
-------------------------------   --------------         -----------     ---------------
Candescent Technologies Corp.,
Series F, Preferred Stock         6/11/97                       7.50                7.50
-------------------------------   --------------         -----------     ---------------
ICG Communications, Inc.          6/9/93-5/10/95           5.50-13.89              35.39


--------------------------------------------------------------------------------
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
              The Fund had no borrowings outstanding during the six months ended March 31, 1998.


                         30 Oppenheimer Discovery Fund

Oppenheimer Discovery Fund

--------------------------------------------------------------------------------
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Jay W. Tracey, III, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
Investment Advisor       OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor              OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
--------------------------------------------------------------------------------
Custodian of             The Bank of New York
Portfolio Securities
--------------------------------------------------------------------------------
Independent Auditors     KPMG Peat Marwick LLP

--------------------------------------------------------------------------------
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein


                         The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors. This is a copy of a report to shareholders of Oppenheimer Discovery Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Discovery Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                         31 Oppenheimer Discovery Fund

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                                                         [OppenheimerFunds logo]
                                                               Distributor, Inc.
RS0500.001.0398 May 29, 1998